                                                                    EXHIBIT 10.5


                           MASTER SERVICES AGREEMENT

THIS AGREEMENT ("Agreement") is made as of the 1st day of April, 1996, between Information Management Resources (U.K.) Limited, a company incorporated under the laws of England ("IMR-U.K."), and Information Management Resources (India) Limited, a corporation incorporated under the laws of India, with offices located at 38/1, Naganathapura Village, Singasandra Post, Bangalore 560068, India, ("IMR-India").

WHEREAS, IMR-India is in the business of providing software consulting, design, and programming services and associated services;

WHEREAS, IMR-U.K. requires such services for its own use and for its customers and agrees to engage IMR-India to perform contract services on the terms and subject to the conditions set forth herein;

WHEREAS, IMR-U.S. and IMR-India had entered into a Master Services Agreement dated November 11, 1994, and it is desired to terminate that Agreement and replace it with this agreement.

NOW, THEREFORE, IMR-U.K. and IMR-India mutually agree as follows:

1.   SERVICES TO BE PERFORMED BY IMR-INDIA:
     -------------------------------------

     IMR-U.K. hereby retains IMR-India to perform, and IMR-India hereby agrees to perform, all such offshore software consulting, design and programming services and associated services in support of designated projects as may be required by IMR-U.K. and its customers. IMR-India shall devote sufficient time and effort and shall allocate sufficient personnel and resources to designated projects as may be required for successful completion thereof. IMR-India shall conduct and conclude project activities in a professional manner consistent with current IMR-U.K. methodologies and procedures and/or, as may be required, the methodologies and procedures of IMR-U.K.'s customers. During the term of this Agreement, IMR-U.K. agrees that it will not contract with any person, firm or corporation other than IMR-India for off-shore software consultancy, design or programming services unless this Agreement shall have become non-exclusive pursuant to Section 8(d) hereof.

2.   FACILITIES:
     ----------

     All on-site work for IMR-U.K.'s customers shall be performed at either IMR-U.K.'s facility or its customer's facilities unless otherwise mutually agreed. For all on-site project assignments, IMR-U.K. or its customer will provide at no cost to IMR-India safe and adequate working space and facilities together with clerical, typing, technical publication services, machine time, keypunch services and related services and supplies necessary to support assigned IMR-India personnel. IMR-India personnel shall conform to the security, work and safety policies of IMR-U.K. and its customers. For services to be performed in India, all such facilities will be provided by IMR-India.

3.   TERM AND TERMINATION:
     ---------------------

     This Agreement shall commence on the date hereof and shall continue for five (5) years unless terminated by either party giving three (3) months written notice to the other party. In the event of such termination, IMR-U.K. agrees to pay IMR-India, as provided herein, for services rendered up to the date of termination.

4.   ASSIGNMENT OF PERSONNEL:
     ------------------------

     IMR-India shall use its best efforts to furnish competent personnel to fulfill its obligations. The assignment of personnel shall be at IMR-India's sole discretion, subject to the final approval of IMR-U.K. IMR-U.K. shall have the right, at any time, to request removal of any IMR-India employee whom IMR-U.K. deems to be unsatisfactory or who fails to adhere to

                           MASTER SERVICES AGREEMENT

     IMR-India will use its best efforts to assign personnel approved by IMR-U.K. or its customers within a period of 2-4 weeks from receipt of a written request from IMR-U.K.. The availability of personnel for on-site work will, however, be subject to the availability of suitable visas and/or work permits.

5.   WORK PERMITS:
     -------------

     IMR-U.K. will assist IMR-India in obtaining necessary visas and/or work permits for the personnel IMR-India assigns to IMR-U.K. or its customers. IMR-India will render assistance to IMR-U.K. for obtaining Indian visas if IMR-U.K.'s or its customer's personnel are required to visit India.

6.   INCOMPLETE PROJECT ASSIGNMENTS:
     -------------------------------

     If an assigned IMR-India employee leaves a specific project prior to completion of such project without the prior written approval of IMR-U.K., then IMR-India shall use its best efforts to re-assign an equally qualified employee to IMR-U.K. or its customer.

7.   PROPRIETARY RIGHTS:
     -------------------

     All right, title, and interest in and to the programs, systems, data, or materials owned by IMR-India or in the possession of IMR-India prior to the execution of this Agreement hereto and used by IMR-India in the performance of this Agreement shall remain the exclusive property of IMR-India.

     All right, title and interest in and to any programs, systems, data, and materials furnished to IMR-India by IMR-U.K. or any of its customers are and shall remain the property of IMR-U.K. or such customer and shall be immediately returned to IMR-U.K. or such customer upon request of IMR-U.K. or such customer.

     All work product, software, or other copyrightable material resulting from the performance of any services by IMR-India hereunder shall be owned exclusively by IMR-U.K. or IMR-U.K.'s customer, as applicable. IMR-India agrees to promptly execute all such documents and instruments as may be requested by IMR-U.K. or any of IMR-U.K.'s customers in order to vest in or assign to IMR-U.K. or such customer, ownership of copyright and all other rights in such work product, software or other copyrightable material.

8.   PRIOR RELATIONSHIP RIGHTS:
     --------------------------

     (a) IMR-India acknowledges that penetrating a major account represents a significant investment in marketing and sales by IMR-U K., and that the loss of any such account would be detrimental to IMR-U.K.'s current and future business and profit.

     (b) During the term of this Agreement, IMR-India will respect IMR-U.K.'s priority right of relationship with the end user or customers introduced by IMR-U.K. IMR-India agrees not to contact any of IMR-U.K.'s customers without IMR-U.K.'s express written consent. If the identity of the end user or customer is made known to IMR-India by IMR-U.K., IMR-India will not, for a period of one (1) year after the completion of the project assignment for such customer or the expiration of this Agreement, whichever is later, directly or indirectly or through its agents or representatives/sub-representatives solicit the same end user or customer for business without IMR-U.K.'s prior written approval.

     (c) Subject to Paragraph (d) of this Section 8, IMR-India will not sell its services direct to persons, firms or companies in the United Kingdom without first giving IMR-U.K. in writing the option to contract with such parties on behalf of IMR-India. If IMR-U.K. desires to exercise such option, IMR-India will not contract directly with any such person, firm or company. If IMR-U.K. does not exercise such option within two (2) weeks of receipt of the written notice from IMR-India, IMR-India may contract directly with such person, firm or company.

     (d) If at any time Information Management Resources, Inc. ("IMR-U.S.") or its Affiliates cease to own at least fifty percent (50%) of the outstanding voting shares of IMR-U.K., Paragraph (c) of this Section 2 shall cease to be applicable and shall have no further force and effect as of the date

                           MASTER SERVICES AGREEMENT

          which is six (6) months after the date on which IMR-U.S. and its Affiliates cease to own such percentage of the outstanding voting shares of IMR-U.K.

     As used herein the term "Affiliate" shall mean any person, company or other entity that directly or indirectly controls, or is controlled by, or is under common control with, IMR-U.S.

9.   CONFIDENTIAL INFORMATION:
     ------------------------

     (a) ACKNOWLEDGMENT OF CONFIDENTIALITY. Each party hereby acknowledges that it may be exposed to confidential and proprietary information of the other party including, without limitation, software and other technical information (including functional and technical specifications, designs, drawings, analysis, research, processes, computer programs, methods, ideas, "know how" and the like), business information (sales and marketing research, materials, plans, accounting and financial information, personnel records and the like) and other information designated as confidential expressly or by the circumstances in which it is provided ("Confidential Information"). Confidential Information does not include (i) information already known or independently developed by the recipient; (ii) information in the public domain through no wrongful act of the recipient, or (iii) information received by the recipient from a third party who was free to disclose it. IMR-India also acknowledges that it may be exposed to Confidential Information of customers of IMR-U.K.

     (b) COVENANT NOT TO DISCLOSE. With respect to the other party's Confidential Information, and in the case of IMR-India, with respect to the Confidential Information of IMR-U.K.'s customers, the recipient hereby agrees that during the term of this Agreement and at all times thereafter it shall not use, commercialize or disclose such Confidential Information to any person or entity, except to its own employees having a "need to know" (and who are themselves bound by similar nondisclosure restrictions), and to such other recipients as the other party, and in the case of customers' Confidential Information, such customer, may approve in writing, provided, that all such recipients shall have first executed a confidentiality agreement in a form acceptable to the owner of such information. Neither IMR-India nor any recipient shall alter or remove from any software or associated documentation owned or provided by IMR-U.K. or any of its customers any proprietary, copyright, trademark or trade secret legend. Each party shall use at least the same degree of care in safeguarding the other party's Confidential Information and, in the case of IMR-India, the Confidential Information of IMR-U.K.'s customers, as it uses in safeguarding its own comparable Confidential Information.

10.  INJUNCTIVE RELIEF:
     ------------------

     The parties acknowledge that violation by IMR-India of the provisions of Paragraph 7 ("Proprietary Rights") or violation by either party of, the provisions of Section 9 ("Confidential Information") would cause irreparable harm to the non-breaching party which is not adequately compensable by monetary damages. In addition to other relief, it is agreed that the non-breaching party shall be entitled to seek injunctive relief to prevent any actual or threatened violation of such provisions.

11.  PRICES:
     -------

     The hourly rates for services performed by IMR-India for IMR-U.K. on a time and materials basis are set forth in Schedule 1 attached hereto. Such rates are valid for a period of one year commencing on the date of this Agreement. Thereafter, a new rate schedule shall be negotiated between the parties and attached to this Agreement provided that IMR-India agrees to offer commercially competitive rates to IMR-U.K.. In the case of work performed by IMR-India for IMR-U.K. on a fixed-price turnkey basis, IMR-India shall quote a fixed price based upon the above hourly rates and the parties shall negotiate and enter into a separate delivery and payment schedule for each fixed price project, which schedule shall be attached to this Agreement.

                           MASTER SERVICES AGREEMENT

12.  WARRANTIES:
     -----------

     (a) GOOD AND WORKMANLIKE MANNER. IMR-India represents and warrants that all services performed hereunder will be performed to the best of its ability in a good and workmanlike manner,

     (b) NON-INFRINGEMENT WARRANTY. IMR-India represents and warrants that the software created by IMR-India pursuant to this Agreement will not infringe or misappropriate any United Kingdom or foreign copyright, trademark, or patent, or the trade secrets of any third persons. Upon being notified of such a claim, IMR-India shall (i) defend through litigation or obtain through negotiation the right of IMR-U.K. and any applicable customer, to continue using the software, (ii) rework the software so as to make it non-infringing while preserving the original functionality, or (iii) replace the software with functionally equivalent software. If IMR-U.K. determines that none of the foregoing alternatives provide an adequate remedy, IMR-U.K. may terminate all or any part of this Agreement and, in addition to other relief, recover amounts paid hereunder.

     (c) PERFORMANCE WARRANTY. IMR-India warrants that all software created by it pursuant to this Agreement will perform as specified in the appropriate project proposal submitted by IMR-U.K. to its customer for the period specified in such proposal.

     (d) OPTIONAL ON-GOING MAINTENANCE OPTION. IMR-India shall provide additional on-going maintenance services to IMR-U.K. and its customers in connection with software developed by IMR-India pursuant to this Agreement. The fees for such maintenance services shall be negotiated between the parties on an arms-length basis.

13.  LIMITATION OF LIABILITIES:
     -------------------------

     EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, IMR-INDIA DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES RENDERED HEREUNDER, OR THE SOFTWARE DEVELOPED HEREUNDER, INCLUDING, WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. IN NO EVENT SHALL IMR-INDIA BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL OR INDIRECT DAMAGES, REGARDLESS OF WHETHER IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

14.  NOTICES:
     -------

     Notices sent to either party shall be effective upon delivery when delivered in person or transmitted by telecopier ("fax") machine, or two
     (2) days after being sent by overnight courier, or seven (7) days after being sent -by first class mail postage prepaid to the address set forth below, or at such other address as the parties may from time to time give notice-.

               IMR-U.K. Address:                IMR-India Address:

               Link House                       38/1, Singasandra Post
               St. Mary's Way                   Naganathapura
               Chesham, Bucks HP5 1 HR          Bangalore  5560068
               Great Britain                    India

               Attn:  Philip Shipperlee         Attn: Ashutosh Gupta
                      Managing Director               Director & President

               Facsimile: (0494) 791059         Facsimile: (22) 837-6518 [This
                                                number is deleted and the number
                                                (80) 5532850 is handwritten
                                                here.]

15.  DEFAULT:
     -------

                           MASTER SERVICES AGREEMENT

     Either party may be declared in default of this Agreement if it breaches any material provision hereof and fails within thirty (30) days after receipt of notice of default to correct such default or to commence corrective action reasonably acceptable to the other party and proceed with due diligence to completion. Either party shall be in default hereof if it becomes insolvent, makes an assignment for the benefit of its creditors, a receiver is appointed or a petition in Bankruptcy is filed with respect to the party and is not dismissed within thirty (30) days.

16.  GOVERNING LAW:
     -------------

          This Agreement shall be governed by and construed in accordance with the laws of England,

17.  INDEPENDENT CONTRACTOR STATUS:
     -----------------------------

     The parties are and shall remain independent contractors and nothing herein shall be deemed to cause this Agreement to create an agency, employment, partnership, joint venture or other relationship between the parties.

     IMR-India assumes full responsibility for the payment of all salaries, travel and living expenses, pay holding taxes, and employment benefits of all personnel engaged by it. IMR-India is not and shall not represent itself as authorized to act on behalf of IMR-U.K. or its customers. IMR-India's employees shall not be entitled to any of the benefits that IMR-U.K. provides for IMR-U.K.'s employees.

18.  INSURANCE:
     ---------

     IMR-India will maintain comprehensive general liability, professional indemnity, medical, automotive liability and property damage insurance covering the activities of the IMR-India personnel assigned under this Agreement.

     For short-term assignments at IMR-U.K. customers' locations, IMR-India will be fully responsible for arranging, at its own expense, such life, health and other forms of insurance as it considers appropriate for its employees and their dependents, covering the period of their stay at IMR-U.K.'s or its customer's site. If requested by IMR-India or its personnel, IMR-U.K. shall render assistance in obtaining such insurance. IMR-India's personnel on short-term assignments in the U.K. will not be eligible to participate in the life or health insurance scheme available to IMR-U.K.'s or its customer's employees.

     Whenever required, IMR-India's. personnel will submit proof of such insurance coverage to IMR-U.K. or its customers. If IMR-U.K. arranges and pays for temporary medical insurance for IMR-India's employees or their dependents on behalf of IMR-India, IMR-India will reimburse IMR-U.K. for such costs.

     IMR-U.K. will be responsible for arranging, at its expense, such life, health and other forms of insurance as it considers appropriate for IMR-India's employees, and their dependents, who are on long-term assignments in the United Kingdom.

19.  PAYMENT OF CONTRACTOR'S PERSONNEL:
     ---------------------------------

     IMR-India agrees to be solely responsible for all salaries and other compensation of all IMR-India employees, agents or subcontractors who provide services to IMR-U.K. hereunder and work on designated projects. IMR-India further agrees that it will be solely responsible for making all necessary deductions and withholdings from its employees' salaries and other compensation, and for the payment of any and all contributions, taxes and assessments and agrees to comply with all other requirements of United Kingdom taxation and national insurance laws and regulations on all salary and other compensation of said employees or subcontractors. Without prejudice to IMR-India's obligations as set forth in this Paragraph 19, IMR-U.K. may provide payroll services to IMR-India as agent for IMR-India.

20.  INVOICING AND PAYMENT:
     ---------------------

                           MASTER SERVICES AGREEMENT

     In the case of services performed on a time and materials basis, IMR-India shall submit monthly invoices for the services performed by IMR-India's employees pursuant to this Agreement. In the case of services performed on a fixed-price basis, IMR-India shall submit invoices to IMR-U.K. at the times, and in the amounts set forth in the appropriate Schedule hereto. IMR-U.K. agrees to pay all invoices properly submitted by IMR-India within ninety (90) days of receipt by IMR-U.K. of such invoices.

     To assist IMR-India in its business operations in the United Kingdom and with general administrative matters, IMR-U.K. may incur expenses on behalf of IMR-India subject to the prior approval of IMR-India. All such expenses incurred by IMR-U.K. on behalf of IMR-India will be fully reimbursed to IMR-U.K. by IMR-India.

22.  SECURITY, NO CONFLICTS:
     ----------------------

     IMR-India agrees that IMR-India's employees, representatives, and agents, upon entering IMR-U.K.'s or its customers' premises shall, if required, sign in at the facility "SIGN-IN LOG" and, if applicable, shall wear visible identification. IMR-India's employees, representatives and agents shall be subject at all times to IMR-U.K.'s and its customers' security policies and procedures. Each party agrees to inform the other of any information made available to the other that is classified or restricted data, agrees to comply with the security requirements imposed by any state or local government, or by the United Kingdom or any other foreign Government, and shall return all such material upon request.

23.  BINDING EFFECT:
     --------------

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

24.  NONWAIVER:
     ---------

     The failure of either party to insist, in any one or more instances, upon the performance of any of the terms, covenants, or conditions of this Agreement or to exercise any right hereunder, shall not be construed as a waiver or relinquishment of the future performance of any rights, and the obligations of the party with respect to such future performance shall continue in full force and effect.

25.  RIGHTS UPON TERMINATION:
     -----------------------

     Upon termination or expiration of this Agreement, IMR-India agrees to immediately return to IMR-U.K. all papers, materials, and other properties of IMR-U.K.. held by IMR-India relating to the services performed hereunder. IMR-India will continue to provide services (in exchange for payment) until all projects current at the date of termination are finished.

26.  INVALID PROVISION:
     -----------------

     Should any part of this Agreement, for any reason, be declared invalid, such decision shall not affect the validity of any remaining portion. Such remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid provision eliminated.

27.  FORCE MAJEURE:
     -------------

     IMR-India does not undertake any responsibility if it is prevented from performing its obligations hereunder due to sickness, accident, death of its personnel or any other cause beyond the control of IMR-India, including but not restricted to, any enactment, both present or future, as may be passed by the respective governments of the United Kingdom or India.

28.  AMENDMENT:
     ---------

     This Agreement may only be amended in writing signed by duly authorized representatives of each of the parties, which amendment shall be attached to and incorporated into this Agreement.

29.  SECTION HEADINGS:
     ----------------

     Section headings have been included in this Agreement merely for convenience or reference, They are not to be considered part of, or to be used in interpreting this Agreement.

30.  COUNTERPARTS:
     ------------

     This Agreement may be executed in two counterparts, both of which taken together shall constitute one single agreement between the parties.

31.  ENTIRE AGREEMENT:
     ----------------

     This Agreement contains the entire agreement of the parties relating to the subject matter hereof and supersedes all prior written or oral agreements with respect thereto. For the avoidance of doubt, it is specifically agreed that the prior Agreement between parties hereto dated November 11, 1994, is hereby specifically terminated.


IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.



For:                                   For:

INFORMATION MANAGEMENT                 INFORMATION MANAGEMENT
RESOURCES (U.K.) LTD.                  RESOURCES, INC.


By:  \s\ Philip Sipperlee              By:  \s\ Ashutosh Gupta
     ---------------------------            ------------------------------
     Philip Shipperlee                      Ashutosh  Gupta
     Managing Director                      Director and President

                                  SCHEDULE 1
                                      TO
                           MASTER SERVICES AGREEMENT
                           DATED AS OF APRIL 1, 1996
                                BY AND BETWEEN
                INFORMATION MANAGEMENT RESOURCES (U.K.) LIMITED
                                      AND
               INFORMATION MANAGEMENT RESOURCES (INDIA) LIMITED

                                   ------------------------------------------
                                                    OFF-SHORE RATES

   --------------------------------------------------------------------------
                  LEVEL                     MAINFRAME        CLIENT-SERVER
   --------------------------------------------------------------------------
   Developer/Programmer                       [*]                 [*]
   --------------------------------------------------------------------------
   Designer/Developer/SPA                     [*]                 [*]
   --------------------------------------------------------------------------
   Consultant/Project Manager                 [*]                 [*]
   --------------------------------------------------------------------------

Note: Employees on short-term for a period for less than 6 months will be paid at the above rates.

Note: The cost of travel and visa charges will be borne by IMR-U.K. for short-term employees.

                                   -------------------------------------------------------------
                                                       LONG-TERM ON-SITE RATES

     -------------------------------------------------------------------------------------------
            LEVEL                        MANAGEMENT         INDIA CHARGES       TOTAL BILLING
                                      SERVICE CHARGES
     -------------------------------------------------------------------------------------------
     Developer/Programmer                   [*]                  [*]                [*]
     -------------------------------------------------------------------------------------------
     Designer/Developer/SPA                 [*]                  [*]                [*]
     -------------------------------------------------------------------------------------------
     Consultants/Project Manager            [*]                  [*]                [*]
     -------------------------------------------------------------------------------------------

Note: Cost of visa charges in India and travel expenses will be borne by IMR-India.